MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     30-Sep-96
Reporting Month:  August

                                                                Interest    Interest    Principal
                Original        Original Integral     Record    Accrual     Payment     Payment     Ending         Remaining
  Class         Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance        Principal Factor
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    31-Aug-96  2.57831917  2.57831917 10.67718458 $73,539,229.00 0.50945633
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    31-Aug-96 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                     $87,124,965.00

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT Series 3

Payment Date:         30-Sep-96
Reporting Month       August

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses(1)   Insured Balance Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 11.82% $11,887,519.82 $0.00       $247,357.69 $99,012,484.82  12.01% $11,887,519.82


Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments  Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 35.90% $2,619,944.00 $0.00        $0.00  $7,280,701.75   35.98% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                            $8,921.48

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                39          $5,477,984             5.53%
60+ Days                10          $1,967,394             1.99%
90+ Days                33          $5,779,776             5.84%
Foreclosure              9          $1,624,760             1.64%
REO                     14          $1,868,709             1.89%

Totals                 105         $16,718,623            16.89%


Advances on Delinquencies                                      $156,828.57
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3

Payment Date:     30-Sep-96
Report Date:      August

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                   $564,714.33            Interest Payments         $541,998.06
Principal                                     $1,541,234.98            Principal Payments      $1,541,234.98
Deposits From Reserve Fund                            $0.00            Surplus                     $8,921.48
Other Deposits                                        $0.00            FSA Fee                    $13,794.79
                                                                       Discount Principal Reserve      $0.00


Total Deposit                                 $2,105,949.31            Total Withdrawals       $2,105,949.31



                                                                       Ending Balance                  $0.00

 Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement

MERIT Series 3
Payment Date:     30-Sep-96
Reporting Month:  August

                  Class
                  Interest Beginning      Interest    Interest    Principal     Total         Applied Ending
Class             Rate     Balance        Accrual     Payment     Payment       Distribution  Losses  Balance
Merit 3 Class A  5.948440% $75,080,463.98 $372,176.36 $372,176.36 $1,541,234.98 $1,913,411.34 $0.00   $73,539,229.00
Merit 3 Class B 15.000000% $13,585,736.00 $169,821.70 $169,821.70         $0.00   $169,821.70 $0.00   $13,585,736.00

                           $88,666,199.98 $541,998.06 $541,998.06 $1,541,234.98 $2,083,233.04 $0.00   $87,124,965.00

  Class           CUSIP     Priority    PrincipalType Interest Type
Merit 3 Class A 589962AG4   Senior      Sequential    Floater
Merit 3 Class B 589962AH2   Senior      Sequential    Floater